SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 10, 1995


(Exact name of registrant as specified in charter)   DDL
Electronics, Inc.

(State or other jurisdiction of incorporation) Delaware

(Commission file number)  1-8101

IRS employer identification No.  33-0213512

(Address of principal executive offices) 7320 SW Hunziker Road,
Tigard, Oregon  97223-2302
Registrant's telephone number, including area code   (503)
620-1789

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Item 5.

On May 10, 1995, DDL Electronics, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 indicating that on May 10 the Company released its third quarter operating performance information.'

ITEM 7.  Exhibits

Exhibit        Description

99.1           News release dated May 10, 1995


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DDL ELECTRONICS, INC.


By:    /s/ M. Charles Van Rossen
           M. Charles Van Rossen
           Vice President, Finance
           (Principal Financial Officer)

Dated:  May 11, 1995